UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2012

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2700 West Front Street

Statesville, NC 28677

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 873-7202

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On March 12, 2012, the Board of Directors (the “Board”) of Kewaunee Scientific Corporation (the “Company”) elected David M. Rausch to be the Company’s President and Chief Operating Officer, effective immediately. Mr. Rausch, 53, joined the Company in March 1994 and has served in numerous senior management roles. In June 2007, Mr. Rausch was elected Vice President of Construction Services and in June 2011 was elected Senior Vice President of Construction Services and General Manager of the Laminate Furniture Division.

In his new role, Mr. Rausch’s annual base salary will increase by approximately 32% and he will continue to be eligible to receive a bonus equal to a percentage of his base salary pursuant to the Company’s previously disclosed Fiscal Year 2012 Incentive Bonus Plan (the “Plan”). The bonus will be based upon the Company’s achievement of various levels of earnings for the year (which will affect 75% of the participant’s bonus potential) and other conditions described in the Plan (which will affect 25% of the participant’s bonus potential), as approved by our Board of Directors.

There is no arrangement or understanding between Mr. Rausch and any other person pursuant to which Mr. Rausch was selected to serve as President and Chief Operating Officer of the Company.

William A. Shumaker, previously the Chairman of the Board, President, and Chief Executive Officer of the Company, will continue his role as Chairman of the Board and Chief Executive Officer.

A copy of the Company’s press release issued on March 13, 2012, announcing the election of Mr. Rausch, is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On March 12, 2012, the Company amended it Bylaws to separate the positions of President and Chief Executive Officer and to provide that the President shall also be the Chief Operating Officer of the Company. A copy of the Company’s Bylaws, as amended, is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Bylaws of the Company, as amended March 12, 2012.

99.1	Press Release of Kewaunee Scientific Corporation dated March 13, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2012

Kewaunee Scientific Corporation

By:	/s/ D. Michael Parker
D. Michael Parker
Senior Vice President, Finance and
Chief Financial Officer

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